UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2008

Maguire Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

355 South Grand Avenue Suite 3300 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

213-626-3300

(Registrant’s telephone number, including area code)

1733 Ocean Avenue

Suite 400

Santa Monica, California 90401

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Exhibit 99.1	Press Release dated June 16, 2008

Section 1 – Registrant’s Business and Operations

Item 1.02	Termination of a Material Definitive Agreement.

On June 11, 2008, Maguire Properties, Inc. (the “Company”) provided notice to Martin A. Griffiths, Executive Vice President and Chief Financial Officer, and Paul S. Rutter, Executive Vice President, Major Transactions, of the termination of their employment with the Company without cause effective as of June 30, 2008. Mr. Griffiths had been employed by the Company and Maguire Properties, L.P. (the “Operating Partnership”) pursuant to a written employment agreement dated as of June 30, 2006 (as amended on February 27, 2007), which was filed with the Securities and Exchange Commission on August 9, 2006 as Exhibit 10.1 to the Company’s Form 10-Q. Mr. Rutter had been employed by the Company and the Operating Partnership pursuant to a written employment agreement dated as of June 30, 2006, which was filed on August 9, 2006 with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Form 10-Q. In connection with Messrs. Griffiths and Rutter’s termination of employment, their respective employment agreements will terminate effective as of June 30, 2008. The employment agreements for Messrs. Griffiths and Rutter each provide for severance payments and benefits and accelerated vesting of restricted stock in the event that the applicable executive’s employment is terminated by the Company without cause, subject to his execution and non-revocation of a general release of claims.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2008, the employment of each of Martin A. Griffiths, Executive Vice President and Chief Financial Officer, and Paul S. Rutter, Executive Vice President, Major Transactions, was terminated without cause effective as of June 30, 2008. Following Mr. Griffiths’ departure, Shant Koumriqian, Senior Vice President and Chief Accounting Officer, will serve as the Company’s principal financial officer.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On June 16, 2008, the Company issued a press release announcing, among other things, that the employment of each of Martin A. Griffiths, Executive Vice President and Chief Financial Officer, and Paul S. Rutter, Executive Vice President, Major Transactions, was terminated without cause effective as of June 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1**	Press Release dated June 16, 2008

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/ NELSON C. RISING
Nelson C. Rising
President and Chief Executive Officer

Dated: As of June 16, 2008

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